                                  THE STRONG
                                  ----------
                                    SCHAFER
                                 BALANCED FUND

                      ==================================
                      ANNUAL REPORT o SEPTEMBER 30, 1998
                      ==================================


                       [PHOTO OF STRONG FUNDS BUILDING]


                                [STRONG LOGO]
                                 STRONG FUNDS

===============================================================================



           PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                         STRONG SCHAFER BALANCED FUND

             SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 31, 1997


         The following shall be added to page I-11 of the Prospectus.

SMALL AND MEDIUM COMPANIES
The Fund may invest a portion of its assets in the securities of small and medium companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests solely in larger, more established companies.

         The date of this Prospectus Supplement is November 17, 1998.

                                  THE STRONG
                                    SCHAFER
                                 BALANCED FUND

                      ==================================
                      ANNUAL REPORT o SEPTEMBER 30, 1998
                      ==================================

                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Schafer Balanced Fund.........................................2

FINANCIAL INFORMATION
     Schedule of Investments..................................................5
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statement of Changes in Net Assets.......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

REPORT OF INDEPENDENT ACCOUNTANTS............................................12

================================
THE STRONG SCHAFER BALANCED FUND
================================

THE FUND'S 40% POSITION IN FIXED-INCOME SECURITIES HELPED CUSHION IT FROM THE FLUCTUATIONS OF THE STOCK MARKET.

The Strong Schafer Balanced Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in large-capitalization stocks and investment-grade bonds.

A LOOK BACK ON A DIFFICULT YEAR
The Strong Schafer Balanced Fund began operations on January 2, 1998. This period was, by far, the most challenging and difficult we have experienced in 24 years of portfolio management. Similarly, the quarter just ended was the most bruising three month period we have been through. The Strong Schafer Balanced Fund was down 7.67% for the nine-month period ended September 30, 1998. During the same period the 60/40 Balanced Index, the Fund's benchmark, returned 7.35%*.

During this same period, the S&P 500 Stock Index (S&P 500), which is generally considered to be representative of the domestic stock market, returned 6.00%. Of this return, 6.31% was contributed by the 25 largest companies in the Index, while the remaining companies contributed -0.31%--demonstrating that this gain was not reflective of the overall market, but was overwhelmingly influenced by the returns of the largest companies in the Index.

One of the reasons for our underperformance in fiscal 1998 is that we did not own the largest stocks in the S&P 500. Because of their rising prices and expanded price/earnings multiples (P/Es), we have not added these stocks to our portfolio.

OUR FOCUS REMAINS ON VALUE
Instead of owning the very largest stocks in the Index, we have continued with the value investment approach we have used since the inception of the Fund, which has led us to focus on stocks of other than the largest companies. Our investment approach involves owning stocks (1) whose P/E multiples are less than the P/E of the S&P 500, and (2) whose future earnings are expected to grow faster than those of the S&P 500. As the larger companies mentioned above surpassed our price targets we focused on other stocks which, while having superior fundamentals and more attractive valuations, nonetheless performed much less well than their larger counterparts. This shift occurred because we were unable to find stocks in the largest category that met our valuation criteria. The stocks that we have added to the portfolio not only have lower P/Es and better earnings per share growth prospects than the S&P 500, but they generally also have less exposure to foreign markets.

Finally, selected securities held within the portfolio during the year were very harshly treated in the market place. Earnings per share shortfalls often resulted in disproportionate moves in stocks and any exposure to trouble spots in the world, real or imagined, generally penalized stocks severely. Our two most heavily weighted industries, financial and energy stocks, were especially hard hit for these reasons.

The Fund's 40% position in fixed-income securities helped cushion it from the fluctuations of the stock market. We held the bond position of the portfolio nearly entirely in Treasury bonds, an area which benefited from a flight to quality.

LOOKING FORWARD
While it is clear that recent market conditions have not favored our value-driven investment style, it seems unlikely that market valuations for the small group of large U.S. companies can climb indefinitely. We believe that ultimately market preferences will return to those stocks which have above average earnings growth prospects and are reasonably priced.

The table on the following page illustrates the valuation of the Strong Schafer Balanced Fund portfolio compared to the S&P 500. The P/E ratio of the Fund is less than 11 times our estimate of 1999 earnings, substantially below the P/E of 21 for the S&P 500. Furthermore, we believe that our holdings will show an average earnings per share growth of more than 15% in 1999 compared to the consensus estimate for the S&P 500 of less than 5%.

Thank you for your continued faith and perseverance during this very trying period. We remain committed to helping you achieve your long-term investment goals.

Sincerely,

/s/ David K. Schafer
David K. Schafer
Portfolio Manager

[PHOTO OF DAVID K. SCHAFER]

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-97 to 9-30-98
[GRAPH]

                        The Strong
                          Schafer         S&P 500      Lipper Balanced
                       Balanced Fund       Index*        Funds Index*
         12-97            10,000           10,000           10,000
         1-98              9,760           10,111           10,071
         2-98             10,160           10,840           10,471
         3-98             10,431           11,395           10,791
         4-98             10,722           11,510           10,867
         5-98             10,571           11,312           10,757
         6-98             10,431           11,771           10,955
         7-98             10,169           11,646           10,827
         8-98              9,012            9,962            9,894
         9-98              9,233           10,600           10,321

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares in the Fund.
===============================================================================

                                              =================================
                                                        TOTAL RETURNS(1)
                                              =================================
                                                         As of 9-30-98

                                              SINCE INCEPTION            -7.67%
                                                (on 12-31-97)
                                              =================================

* The 60/40 Balanced Index is comprised of 60% S&P 500 Stock Index and 40% Lehman Brothers Intermediate Government Bond Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of government securities with maturities of 1-10 years. The Lipper Balanced Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

=====================================================================================
PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS
                            OF 9-30-98 (UNAUDITED)
=====================================================================================
                              CLOSING PRICE  EARNINGS PER SHARE  PRICE/EARNINGS RATIO
SECURITY                        (9-30-98)     1998E      1999E    1998E        1999E
New Holland                       11.25        2.00       1.80     5.6          6.3
 .....................................................................................
R&B Falcon Drilling               12.00        1.42       1.78     8.5          6.7
 .....................................................................................
Arrow Electronics                 13.13        1.56       1.94     8.4          6.8
 .....................................................................................
UCAR International                18.00        2.39       2.65     7.5          6.8
 .....................................................................................
Owens Corning                     32.56        3.50       4.35     9.3          7.5
 .....................................................................................
Borg Warner Auto                  37.06        3.96       4.84     9.4          7.7
 .....................................................................................
Cleveland-Cliffs                  39.00        4.98       5.04     7.8          7.7
 .....................................................................................
Chase Manhattan                   43.25        4.35       5.25     9.9          8.2
 .....................................................................................
Southdown                         45.00        4.68       5.35     9.6          8.4
 .....................................................................................
Partner Re Ltd                    40.06        4.45       4.65     9.0          8.6
 .....................................................................................
Lafarge Corp                      28.56        3.04       3.28     9.4          8.7
 .....................................................................................
Ultramar Diamond                  22.75        1.66       2.59    13.7          8.8
 .....................................................................................
May Department Stores             51.50        3.11       5.78    16.6          8.9
 .....................................................................................
Ford Motor                        47.00        5.19       5.09     9.1          9.2
 .....................................................................................
Armstrong World                   53.50        5.29       5.78    10.1          9.3
 .....................................................................................
National Bank of Canada           14.66        1.38       1.55    10.6          9.5
 .....................................................................................
Avnet                             36.81        4.12       3.83     8.9          9.6
 .....................................................................................
Sun Company                       32.00        2.73       3.31    11.7          9.7
 .....................................................................................
Harman International              36.69        2.86       3.73    12.8          9.8
 .....................................................................................
Storage Technology                25.44        2.12       2.60    12.0          9.8
 .....................................................................................
Old Republic International        22.50        2.12       2.28    10.6          9.9
 .....................................................................................
KLM Royal Dutch Air               24.75        3.89       2.40     6.4         10.3
 .....................................................................................
Philips NV                        53.37        4.35       5.20    12.3         10.3
 .....................................................................................
Goodyear Tire & Rubber            51.38        4.51       4.86    11.4         10.6
 .....................................................................................
Diamond Offshore                  26.00        2.63       2.40     9.9         10.8
 .....................................................................................
BankAmerica Corp                  53.50        3.75       4.80    14.3         11.1
 .....................................................................................
FDX Corporation                   45.13        3.91       4.05    11.5         11.1
 .....................................................................................
W.R. Berkley                      29.87        2.54       2.60    11.8         11.5
 .....................................................................................
Burlington Northern               32.00        2.40       2.75    13.3         11.6
 .....................................................................................
Repsol                            42.19        3.07       3.48    13.7         12.1
 .....................................................................................
IBP Corporation                   20.25        1.57       1.54    12.9         13.1
 .....................................................................................
Summit Bank                       37.50        2.65       2.85    14.2         13.2
 .....................................................................................
Kansas City Power & Light         30.44        2.17       2.27    14.0         13.4
 .....................................................................................
Western Resources                 41.37        2.67       2.81    15.5         14.7
 .....................................................................................
Mellon Bank                       55.06        3.25       3.60    16.9         15.3
 .....................................................................................
GTE Corporation                   55.00        3.06       3.48    18.0         15.8
 .....................................................................................
Norwest Corp                      35.81        2.00       2.25    17.9         15.9
 .....................................................................................
Bell Atlantic                     48.44        2.71       2.99    17.9         16.2
 .....................................................................................
Phillips Petroleum                45.12        2.07       2.71    21.8         16.6
 .....................................................................................
Kansas City Southern Industries   35.00        1.90       2.05    18.4         17.1
 .....................................................................................
Boeing Company                    34.31        1.00       1.95    34.3         17.6
                                                                  -----------------
S&P 500 INDEX                  1,017.01       46.36      48.52    21.9         21.0
STRONG SCHAFER BALANCED FUND PORTFOLIO AVERAGES                   12.6         10.9

E=ESTIMATE

SCHEDULE OF INVESTMENTS IN SECURITIES                        SEPTEMBER 30, 1998
-------------------------------------------------------------------------------
===============================================================================
                         STRONG SCHAFER BALANCED FUND
===============================================================================
                                                       Shares or
                                                       Principal      Value
                                                        Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 59.6%
AEROSPACE & DEFENSE 1.3%
The Boeing Company                                        2,900     $   99,506

AIRLINE 2.7%
FDX Corporation (b)                                       2,450        110,556
KLM Royal Dutch Airlines                                  4,200        103,950
                                                                    ----------
                                                                       214,506
AUTO & TRUCK PARTS 3.1%
Borg-Warner Automotive, Inc.                              3,100        114,894
The Goodyear Tire & Rubber Company                        2,600        133,575
                                                                    ----------
                                                                       248,469
AUTOMOBILE 1.8%
Ford Motor Company                                        3,000        140,813

BANK - MONEY CENTER 3.8%
The Chase Manhattan Corporation                           2,000         86,500
National Bank of Canada (c)                               8,300        121,668
NationsBank Corporation                                   1,800         96,300
                                                                    ----------
                                                                       304,468
BANK - SUPER REGIONAL 4.0%
Mellon Bank Corporation                                   1,700         93,606
Norwest Corporation                                       3,300        118,181
Summit Bancorp                                            2,700        101,250
                                                                    ----------
                                                                       313,037
BROKERAGE & INVESTMENT MANAGEMENT 1.9%
Kansas City Southern Industries, Inc.                     4,200        147,000

COMPUTER PERIPHERAL EQUIPMENT 1.4%
Storage Technology Corporation (b)                        4,400        111,925

ELECTRIC POWER 3.8%
Kansas City Power & Light Company                         5,000        152,188
Western Resources, Inc.                                   3,600        148,950
                                                                    ----------
                                                                       301,138
ELECTRONIC PARTS DISTRIBUTION 1.9%
Arrow Electronics, Inc.                                   5,750         75,469
Avnet, Inc.                                               2,100         77,306
                                                                    ----------
                                                                       152,775
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.9%
Philips Electronics NV ADR                                1,400         74,725

FOOD 2.1%
IBP, Inc.                                                 8,100        164,025

HOUSEHOLD APPLIANCES & FURNISHINGS 1.6%
Harman International Industries, Inc.                     3,400        124,738

HOUSING RELATED 2.5%
Armstrong World Industries, Inc.                          1,600         85,600
Owens Corning                                             3,400        110,712
                                                                    ----------
                                                                       196,312
INSURANCE - PROPERTY & CASUALTY 4.0%
W.R. Berkley Corporation                                  3,800        113,525
Old Republic International Corporation                    4,500        101,250
Partners RE, Ltd. ADR                                     2,600        104,163
                                                                    ----------
                                                                       318,938
MACHINERY - AGRICULTURE 0.9%
New Holland NV                                            6,250         70,313

METALS & MINING 4.4%
Cleveland-Cliffs, Inc.                                    2,550         99,450
Lafarge Corporation                                       4,500        128,531
Southdown, Inc.                                           2,750        123,750
                                                                    ----------
                                                                       351,731
OIL - INTERNATIONAL INTEGRATED 1.3%
Repsol SA Sponsored ADR                                   2,500        105,469

OIL - NORTH AMERICAN INTEGRATED 4.7%
Phillips Petroleum Company                                3,200        144,400
Sun Company, Inc.                                         3,800        121,600
Ultramar Diamond Shamrock Corporation                     4,500        102,375
                                                                    ----------
                                                                       368,375
OIL WELL EQUIPMENT & SERVICE 3.7%
Diamond Offshore Drilling, Inc.                           5,500        143,000
R&B Falcon Corporation (b)                               12,400        148,800
                                                                    ----------
                                                                       291,800
RAILROAD 1.9%
Burlington Northern Santa Fe Corporation                  4,650        148,800

RETAIL - DEPARTMENT STORE 1.4%
May Department Stores Company                             2,200        113,300

STEEL 1.9%
UCAR International, Inc. (b)                              8,600        154,800

TELECOMMUNICATION SERVICE 0.7%
Bell Atlantic Corporation                                 1,100         53,281

TELEPHONE 1.9%
GTE Corporation                                           2,800        154,000
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $5,893,680)                                4,724,244
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT ISSUES 38.6%
United States Treasury Notes:
  5.625%, Due 11/30/99                               $  370,000        374,394
  6.25%, Due 1/31/02                                    850,000        898,610
  6.50%, Due 8/31/01                                  1,200,000      1,268,625
  6.625%, Due 5/15/07                                   445,000        512,863
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT ISSUES (COST $2,941,883)              3,054,492
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.7%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 4.96%             100            100
Pitney Bowes Credit Corporation, 4.95%                  129,900        129,900
Warner Lambert Company, 4.96%                            10,700         10,700
Wisconsin Electric Power Company, 4.96%                  70,700         70,700
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $211,400)                           211,400
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 100.9% (COST $9,046,963)             7,990,136
Other Assets & Liabilities, Net (0.9%)                                 (70,995)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $7,919,141
==============================================================================


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) Foreign-denominated security.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
September 30, 1998
                                                            STRONG SCHAFER
                                                             BALANCED FUND
                                                            --------------
ASSETS:
  Investments in Securities, at Value (Cost of $9,046,963)    $7,990,136
  Receivable for Securities Sold                                 116,933
  Dividends and Interest Receivable                               41,297
  Other Assets                                                    23,563
                                                              ----------
  Total Assets                                                 8,171,929

LIABILITIES:
  Payable for Securities Purchased                               228,938
  Accrued Operating Expenses and Other Liabilities                23,850
                                                              ----------
  Total Liabilities                                              252,788
                                                              ----------
NET ASSETS                                                    $7,919,141
                                                              ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)               $8,854,274
  Accumulated Net Investment Income                                  851
  Accumulated Net Realized Gain                                  120,845
  Net Unrealized Depreciation                                 (1,056,829)
                                                              ----------
  Net Assets                                                  $7,919,141
                                                              ==========
Capital Shares Outstanding (Unlimited Number Authorized)         866,666

NET ASSET VALUE PER SHARE                                          $9.14
                                                                   =====

6
                      See notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended September 30, 1998 (Note 1)
                                                            STRONG SCHAFER
                                                             BALANCED FUND
                                                            --------------
INCOME:
  Dividends (net of withholding taxes of $2,314)              $   69,955
  Interest                                                       136,694
                                                              ----------
  Total Income                                                   206,649

EXPENSES:
  Investment Advisory Fees                                        59,756
  Custodian Fees                                                   5,294
  Shareholder Servicing Costs                                     21,600
  Reports to Shareholders                                          7,498
  Federal and State Registration Fees                             37,618
  Other                                                            9,785
                                                              ----------
  Total Expenses before Waivers and Absorptions                  141,551
  Involuntary Waivers and Absorptions by Advisor                 (21,907)
                                                              ----------
  Expenses, Net                                                  119,644
                                                              ----------
NET INVESTMENT INCOME                                             87,005

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                  120,846
    Foreign Currencies                                               (31)
                                                              ----------
  Net Realized Gain                                              120,815
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                               (1,056,827)
    Foreign Currencies                                                (2)
                                                              ----------
  Net Change in Unrealized Appreciation/Depreciation          (1,056,829)
                                                              ----------
NET LOSS ON INVESTMENTS                                         (936,014)
                                                              ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         ($  849,009)
                                                              ==========

                                                                              7
                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
For the Year Ended September 30, 1998 (Note 1)
                                                            STRONG SCHAFER
                                                             BALANCED FUND
                                                            --------------
OPERATIONS:
  Net Investment Income                                      $    87,005
  Net Realized Gain                                              120,815
  Net Change in Unrealized Appreciation/Depreciation          (1,056,829)
                                                             -----------
  Net Decrease in Net Assets Resulting from Operations          (849,009)

DISTRIBUTIONS:
  From Net Investment Income                                     (86,124)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                   13,489,461
  Proceeds from Reinvestment of Dividends                         80,886
  Payment for Shares Redeemed                                 (4,816,073)
                                                             -----------
  Increase in Net Assets from Capital Share Transactions       8,754,274
                                                             -----------
TOTAL INCREASE IN NET ASSETS                                   7,819,141

NET ASSETS:
  Beginning of Period                                            100,000
                                                             -----------
  End of Period                                              $ 7,919,141
                                                             ===========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                         1,328,630
  Issued in Reinvestment of Dividends                              8,205
  Redeemed                                                      (480,169)
                                                               ---------
  Net Increase in Shares of the Fund                             856,666
                                                               =========

8
                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1998

1. ORGANIZATION
   Strong Schafer Balanced Fund is a diversified series of Strong Schafer Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on January 2, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
  (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked price, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

      The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at September 30, 1998.

  (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

      The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

  (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

  (E) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Fund under each repurchase agreement by at least 2%.

  (F) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

      Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
September 30, 1998

  (G) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  (H) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and expenses are subject to reimbursement by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the fund. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees paid to the Advisor for the year ended September 30, 1998 were $19,675.

   Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under a subadvisory agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at September 30, 1998, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended were $23,348, $232, and $1,125, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of U.S. Government and Agency securities for the period ended September 30, 1998 were $4,269,295 and $1,337,967, respectively. The aggregate purchases and sales of other long term securities for the period ended September 30, 1998 were $8,143,631 and $2,366,148, respectively.

5. INCOME TAX INFORMATION
   At September 30, 1998, the cost of investments in securities for federal income tax purposes was $9,065,806. Net unrealized depreciation of securities was $1,075,670, consisting of gross unrealized appreciation and depreciation of $195,497 and $1,217,167, respectively.

   For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 1998 which is designated as qualifying for the dividends-received deduction is 66.4% (unaudited).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------

STRONG SCHAFER BALANCED FUND
-------------------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA(a)
                  -------------------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                             --------------------------------------  -----------------------------------
                  Net Asset               Net Realized     Total                                          Net Asset
                    Value,      Net      and Unrealized     from      From Net   From Net                  Value,
                  Beginning  Investment    Losses on     Investment  Investment  Realized      Total       End of
  Year Ended      of Period    Income     Investments    Operations    Income     Gains    Distributions   Period
Sept. 30, 1998(b)   $10.00      $0.10       ($0.86)        ($0.76)     ($0.10)      --        ($0.10)       $9.14

                                       RATIOS AND SUPPLEMENTAL DATA
                  -------------------------------------------------------------------------
                              Net                Ratio of Expenses  Ratio of Net
                            Assets,    Ratio of    to Average Net    Investment
                            End of     Expenses    Assets Without      Income     Portfolio
                   Total  Period (In  to Average    Waivers and      to Average    Turnover
  Year Ended      Return  Thousands)  Net Assets    Absorbtions      Net Assets      Rate
Sept. 30, 1998(b)  -7.7%    $7,919       2.0%*         2.4%*            1.5%*        45.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from January 2, 1998 (commencement of operations) to September 30, 1998.  Total return and portfolio turnover rate are not annualized.

See notes to financial statements.
                                                                                                                11

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Schafer Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Schafer Balanced Fund, (the "Fund") (one of the portfolios constituting the Strong Schafer Funds, Inc.) at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period from January 2, 1998 (commencement of operations) to September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
November 4, 1998

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                            PricewaterhouseCoopers LLP
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







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                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

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                               Financial Professional,
                                 CALL 1-800-368-1683

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                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc.  9518J98             ASBAL